SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 21, 2001


                          BIOSOURCE INTERNATIONAL, INC.
               (Exact Name of Registrant as Specified in Charter)


            Delaware                    0-21930                 77-0340829
  (State or Other Jurisdiction        (Commission             (IRS Employer
        of Incorporation)             File Number)          Identification No.)


                                 542 Flynn Road
                           Camarillo, California 93012
                    (Address of Principal Executive Offices)

                                 (805) 987-0086
                         (Registrant's Telephone Number)


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ITEM 5.  OTHER EVENTS

         Reference is made to the press release of Registrant, issued on May 21, 2001, which contains information meeting the requirements of this Item 5, and which is incorporated herein by this reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements. None.

     (b)  Pro Forma Financial Information. None.

     (c)  Exhibits.

          Exhibit 99.1 Press Release of the Registrant dated May 21, 2001, announcing resignation of CEO and COO and appointment of Jean-Pierre L. Conte as Interim Chairman and James Chamberlain as Interim CEO.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


May 21, 2001                                  BIOSOURCE INTERNATIONAL, INC.

                                              By:  /S/ CHARLES C. BEST
                                                   ----------------------------
                                                   Charles C. Best
                                                   Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT                                                             PAGE NUMBER

99.1      Press Release dated May 21, 2001, announcing                   5
          the resignation of CEO and COO and appointment of Jean-Pierre L. Conte as Interim Chairman and
          James Chamberlain as Interim CEO.


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